UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500 Brentwood, Tennessee 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SGRY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below under Item 5.07, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Surgery Partners, Inc., a Delaware corporation (the “Company”), held on May 29, 2019, the Company's stockholders approved an amendment to the Company’s 2015 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) which increased the number of authorized shares reserved for issuance under the Omnibus Incentive Plan by 3,500,000. Copies of the amendment to the Omnibus Incentive Plan and the Omnibus Incentive Plan are set forth on Appendix A and Appendix B of the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2019 (the “Proxy Statement”), and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
On May 29, 2019, the Company held its Annual Meeting. As of the close of business on April 8, 2018, the record date for the Annual Meeting (the “Record Date”), 49,432,726 shares of the Company’s common stock were outstanding and entitled to vote. In addition, as of the Record Date, there were 310,000 shares of the Company's 10.00% Series A Convertible Perpetual Participating Preferred Stock (the “preferred stock”) issued and outstanding, entitling the holders of preferred stock the right to cast 18,579,944 votes on an as-converted basis. At the Annual Meeting, shares of the Company’s common stock and preferred stock voted together as a single class on the matters described below.
The matters voted on at the Annual Meeting and the final results of such voting were as follows:
Proposal I: Election of Class I director nominees. The stockholders elected each of the director nominees to serve as a Class I director until the Company’s 2022 annual meeting of stockholders and until each such successor has been elected and qualified. Each of the nominees, with the exception of John A. Deane, was a current Class I director of the Company who was re-elected. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
John A. Deane	61,010,115	349,993	3,955,842
Teresa DeLuca, M.D.	57,732,825	3,627,283	3,955,842
Wayne W. DeVeydt	57,001,813	4,358,295	3,955,842
Proposal 2: Advisory vote on executive compensation. The stockholders approved on a non-binding, advisory basis the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,231,808	9,077,758	1,050,542	3,955,842
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent accounting firm for fiscal year 2019. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
65,296,166	18,898	886
Proposal 4: Approval of an amendment to the Omnibus Incentive Plan to increase the number of authorized shares reserved for issuance under the Omnibus Incentive Plan. The stockholders approved the amendment to the Omnibus Incentive Plan to increase the number of authorized shares reserved for issuance under the Omnibus Incentive Plan. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,826,235	4,533,873	0	3,955,842

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

No.	Description

10.1	Surgery Partners, Inc. 2015 Omnibus Incentive Plan (a)
10.2	First Amendment to the Surgery Partners, Inc. 2015 Omnibus Incentive Plan (b)

(a)	Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2019 (File No. 001-37576)

(b)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2019 (File No. 001-37576)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGERY PARTNERS, INC.

By:	/s/ Jennifer Baldock Jennifer B. Baldock Executive Vice President and Chief Legal Officer
Date: May 31, 2019